NATIONWIDE MUTUAL FUNDS
Nationwide Growth Fund
Nationwide Large Cap Value Fund
Nationwide Mid Cap Growth Fund
Nationwide Fund
Nationwide Value Opportunities Fund

Supplement dated September 24, 2008 to the
Prospectus dated February 28, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective September 15, 2008, Aberdeen Asset Management Inc., the subadviser to the Nationwide Fund, has added Francis Radano, III and Jarett Fisher as portfolio managers to the Fund. As a result, the paragraphs under the section entitled “Portfolio Management – Nationwide Fund” on page 27 have been restated in their entirety as follows:

Gary D. Haubold, CFA, Senior Investment Manager, and Francis Radano, III, CFA, Investment Manager, oversee the fundamentally managed portion of the Fund, and Joseph A. Cerniglia, CFA, Senior Investment Manager, and Jarett Fisher, CFA, Investment Manager, oversee the quantitatively managed portion of the Fund. They jointly are responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Haubold joined Aberdeen as a Senior Investment Manager in October 2007. Prior to that, he was a senior portfolio manager employed by NFA since December 2003. Mr. Haubold graduated magna cum laude with a bachelor’s degree in civil/structured engineering from Rice University. He also earned an MBA with a concentration in finance from the Wharton School of Business at the University of Pennsylvania.

Mr. Radano joined Aberdeen as a Senior Investment Manager in October 2007. Prior to that, he was a senior equity analyst employed by NFA since November 1999. Mr. Radano earned a bachelor’s degree in economics from Dickinson College and an MBA in finance from Villanova University.

Mr. Cerniglia joined Aberdeen as a Senior Investment Manager in October 2007. He assumed co-management responsibilities for the Fund in April 2006. Prior to that, he was a portfolio manager employed by NFA since September 2000. Mr. Cerniglia earned a bachelor’s degree in accounting from Saint Joseph’s University and a master’s degree in mathematics of finance from Courant Institute of Mathematics of New York University.

Mr. Fisher joined Aberdeen in June 2008 as a Quantitative Investment Manager. Prior to that, he was a Vice President at RBC Capital Markets from June 2002 to June 2006. Mr. Fisher earned a bachelor’s degree in finance from Slippery Rock University and an MBA with concentrations in finance, economics and quantitative analysis from Carnegie Mellon University.

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